U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): November 13, 2009


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                     0-21874
                            (Commission File Number)

   Jersey, Channel Islands                          Not applicable
(State or Other Jurisdiction            (I.R.S. Employer Identification No.)
        of Incorporation)


                                One Castle Street
                           St. Helier, Jersey JE2 3RT
                                 Channel Islands
                              Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)



             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this Item 7.01,"Regulation FD Disclosure" and Item 2.02, "Results of Operations and Financial Condition."

FOR IMMEDIATE RELEASE                                          November 13, 2009



                           Berkeley Technology Limited

                                Financial Results
                       For the Three and Nine Months Ended
                               September 30, 2009


      London, November 13, 2009 - Berkeley Technology Limited (OTCBB:  BKLYY.PK,
London: BEK.L) (the "Company") is an international venture capital consulting firm with a focus on Silicon Valley technology companies.

      The Company today reported financial results for the three and nine months ended September 30, 2009. The Company's consolidated net loss for the third quarter of 2009 was $0.5 million, or $0.01 per diluted share and $0.09 per diluted ADR, compared with a consolidated net loss of $1.0 million, or $0.02 per diluted share and $0.20 per diluted ADR, for the third quarter of 2008. The Company computes and reports consolidated net income (loss) and diluted earnings (loss) per share and ADR in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

      For the nine months ended September 30, 2009, the Company's consolidated net loss was $2.2 million, or $0.04 per diluted share and $0.43 per diluted ADR, compared with a consolidated net loss of $2.1 million, or $0.04 per diluted share and $0.41 per diluted ADR, for the first nine months of 2008.

      The improvement in results for the third quarter of 2009 compared to the third quarter of 2008 resulted from a $0.4 million decrease in operating expenses, primarily in staff costs, and a $0.2 million change in realized investment gains and losses. The results for the third quarter of 2008 included an other-than-temporary write-down taken on one of the Group's private equity investments, and there were no investment gains or losses in the third quarter of 2009.

       We continue to make progress in holding operating expenses down. The results for the first nine months of 2009 includes a $0.4 million decrease in operating expenses, primarily in staff costs, though this was offset by a $0.2 million decline in interest income due to the lower interest rate environment, and by a $0.2 million change in realized investment gains and losses. During the first nine months of 2009, an other-than-temporary write-down of $0.2 million was taken on one of the Group's private equity investments. During the first nine months of 2008, an other-than temporary write-down of $0.25 million was taken on this private equity investment, but this was more than offset by a $0.27 million realized gain due to the receipt of a final distribution from the WorldCom, Inc. securities litigation.

      We earned consulting fees of $0.4 million during the first nine months of 2009 which was comparable to the fees earned in the same period last year.

      In certain of our consulting arrangements, we may benefit from investments made by our clients if their investments are successful. Given the challenges we face in the current economic environment, the level of consulting fees is expected to fluctuate depending on the nature and extent of our work at any point in time. We continue to actively seek new clients and business opportunities.


                                    ********
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

       Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations,
(vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.



Please address any inquiries to:

Robert A. Cornman                    Jersey                      (0)1534 607700
Company Secretary
Berkeley Technology Limited



Form 10-Q for the quarter ended September 30, 2009

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000









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
                  BERKELEY TECHNOLOGY LIMITED AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                      (In thousands, except share amounts)


                                                                                   September 30,       December 31,
                                                                                       2009                2008
                                                                                   -------------      -------------

                                     ASSETS
Current assets:
   Cash and cash equivalents                                                       $      11,744      $      13,681
   Accounts receivable, less allowances of $0 as of September 30, 2009
      and December 31, 2008                                                                  150                222
   Interest receivable                                                                         2                  1
   Prepaid expenses and deposits                                                              27                147
                                                                                   -------------      -------------
Total current assets                                                                      11,923             14,051

Private equity investments (at lower of cost or estimated fair value)                      1,341              1,484
Property and equipment, net of accumulated depreciation of $181 and
     $177 as of September 30, 2009 and December 31, 2008, respectively                         6                  9
                                                                                   -------------      -------------
Total assets                                                                       $      13,270      $      15,544
                                                                                   =============      =============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable and accrued expenses                                           $         417      $         459
   Policyholder liabilities (due in less than one year)                                        -                106
                                                                                   -------------      -------------
Total current liabilities                                                                    417                565
                                                                                   -------------      -------------
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
   64,439,073 shares issued and outstanding as of September 30, 2009
   and December 31, 2008                                                                   3,222              3,222
Additional paid-in capital                                                                67,903             67,860
Retained earnings                                                                          4,725              6,894
Employee benefit trusts, at cost (13,522,381 shares as of
   September 30, 2009 and December 31, 2008)                                             (62,598)           (62,598)
Accumulated other comprehensive loss                                                        (399)              (399)
                                                                                   -------------      -------------
Total shareholders' equity                                                                12,853             14,979
                                                                                   -------------      -------------
Total liabilities and shareholders' equity                                         $      13,270           $ 15,544
                                                                                   =============      =============



           See accompanying Notes which are an integral part of these Condensed Consolidated Financial Statements.

                  BERKELEY TECHNOLOGY LIMITED AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                (In thousands, except per share and ADS amounts)


                                                                        Three Months Ended            Nine Months Ended
                                                                           September 30,                September 30,
                                                                    --------------------------    --------------------------
                                                                        2009          2008            2009          2008
                                                                    ------------  ------------    ------------  ------------

Revenues:
Consulting fees...................................................  $        150  $        150    $        397  $        414
                                                                    ------------  ------------    ------------  ------------
Total revenues....................................................           150           150             397           414

Operating expenses:
Cost of services..................................................           199           218             609           697
Selling, general and administrative expenses .....................           425           758           1,789         2,091
                                                                    ------------  ------------    ------------  ------------
Total operating expenses..........................................           624           976           2,398         2,788
                                                                    ------------  ------------    ------------  ------------
Operating loss....................................................          (474)         (826)         (2,001)       (2,374)

Interest income...................................................            20            72              34           271
Net realized investment gains (losses)............................             -          (250)           (200)           20
                                                                    ------------  ------------    ------------  ------------
Loss before income tax expense....................................          (454)       (1,004)         (2,167)       (2,083)

Income tax expense................................................             -             -               2             2
                                                                    ------------  ------------    ------------  ------------
Net loss..........................................................  $       (454) $     (1,004)   $     (2,169) $     (2,085)
                                                                    ------------  ------------    ------------  ------------
                                                                    ------------  ------------    ------------  ------------




Basic and diluted loss per share                                    $      (0.01) $      (0.02)   $      (0.04) $      (0.04)
                                                                    ------------  ------------    ------------  ------------
                                                                    ------------  ------------    ------------  ------------



Basic and diluted loss per ADS                                      $      (0.09) $      (0.20)   $      (0.43) $      (0.41)
                                                                    ------------  ------------    ------------  ------------
                                                                    ------------  ------------    ------------  ------------




           See accompanying Notes which are an integral part of these Condensed Consolidated Financial Statements.

                  BERKELEY TECHNOLOGY LIMITED AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                                 (In thousands)

                                                                                            Nine Months Ended
                                                                                              September 30,
                                                                                     -----------------------------
                                                                                         2009             2008
                                                                                     ------------     ------------
Cash flows from operating activities:
Net loss..........................................................................    $    (2,169)     $    (2,085)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization.....................................................              3                5
Amounts credited on insurance policyholder accounts...............................              1                4
Net realized investment losses (gains)............................................            200              (20)
Share based compensation..........................................................             43               51

Net changes in operating assets and liabilities:
   Accrued investment income .....................................................             (1)              12
   Other assets...................................................................            135              269
   Accounts payable, accruals and other liabilities...............................            (43)              10
                                                                                     ------------     ------------

Net cash used in operating activities.............................................         (1,831)         (1,754)
                                                                                     ------------     ------------

Cash flows from investing activities:
Proceeds from WorldCom, Inc. securities litigation settlement.....................              -              270
Capital expenditures..............................................................              -               (2)
                                                                                     ------------     ------------
Net cash provided by investing activities.........................................              -              268
                                                                                     ------------     ------------

Cash flows from financing activities:
Insurance policyholder benefits paid..............................................           (111)               -
                                                                                     ------------     ------------
Net cash used in financing activities.............................................           (111)               -
                                                                                     ------------     ------------
Effect of exchange rate changes on cash...........................................              5              (18)
                                                                                     ------------     ------------

Net decrease in cash and cash equivalents.........................................         (1,937)          (1,504)

Cash and cash equivalents at beginning of period..................................         13,681           14,568
                                                                                     ------------     ------------

Cash and cash equivalents at end of period .......................................    $    11,744      $    13,064
                                                                                     ------------     ------------
                                                                                     ------------     ------------


Supplemental disclosure of non-cash investing activities:
Exchange of receivable from consulting client for additional private
   equity investment in consulting client.........................................    $       57       $         -



           See accompanying Notes which are an integral part of these Condensed Consolidated Financial Statements.

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